Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United American Healthcare Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), we, John M. Fife, Chairman, President and Chief Executive Officer of the Company, and Robert Sullivan, Chief Financial Officer, Secretary and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 13, 2015

By: /s/ John M. Fife
John M. Fife
Chairman, President & Chief Executive Officer
(Principal Executive Officer)

By: /s/ Robert Sullivan
Robert Sullivan
Chief Financial Officer, Secretary & Treasury
(Principal Financial Officer)

United American Healthcare Corporation
303 E Wacker Dr., Suite 1040
Chicago, Illinios 60601

March 13, 2015
VIA EDGAR TRANSMISSION

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

            Re:  United American Healthcare Corporation
                  Quarterly Report on Form 10-Q,
                  for the period ended September 30, 2014 (File No.  001-11638)

Ladies and Gentlemen:

Pursuant to Rule 13a-13 under the Securities Exchange Act of 1934, pursuant to Regulation S-T and pursuant to the General Instructions to Form 10-Q, enclosed for filing is a complete copy of our Quarterly Report on Form 10-Q, including any financial statements, exhibits or other papers or documents filed as a part of such report.

Sincerely,

/s/ Robert Sullivan

Robert Sullivan
Chief Financial Officer, Secretary & Treasurer

Enclosures

cc:                John M. Fife, Chairman, President and Chief Executive Officer
            Thomas W. Bravos,CPA, Bravos & Associates, CPA's